UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2018

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On September 4, 2018, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), filed a Current Report on Form 8-K (the “Prior 8-K”) to report that TRHC’s wholly-owned subsidiary, TRHC MEC Holdings, LLC, a Delaware limited liability company (“Purchaser”), had completed its acquisition of Mediture LLC, a Minnesota limited liability company (“Mediture”), and eClusive L.L.C., a Minnesota limited liability company (“eClusive” and together with Mediture, the “Targets”), pursuant to the terms of that certain Membership Interest Purchase Agreement, dated as of August  31, 2018, by and among Purchaser, each member of the Targets, and Kelley Business Law, PLLC, solely in its capacity as the Seller Representative.

TRHC is filing this amendment to amend and restate Item 9.01 of the Prior 8-K in its entirety. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The unaudited reviewed combined financial statements of Mediture LLC and Affiliate as of June 30, 2018 and 2017 and for the six month periods ended June 30, 2018 and 2017 filed herewith and attached hereto as Exhibit 99.2 are incorporated herein by reference.

The audited combined financial statements of Mediture LLC and Affiliate as of December 31, 2017 and for the year ended December 31, 2017 filed herewith and attached hereto as Exhibit 99.3 are incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of TRHC for the nine month period ended September 30, 2018 and for the year ended December 31, 2017 filed herewith and attached hereto as Exhibit 99.4 are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit Number	Description

23.1	Consent of Olsen Thielen & Co., Ltd.

99.1	Press release of Tabula Rasa HealthCare, Inc. issued September 4, 2018 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on September 4, 2018).

99.2	Unaudited reviewed combined financial statements of Mediture LLC and Affiliate as of June 30, 2018 and 2017 and for the six month periods ended June 30, 2018 and 2017.

99.3	Audited combined financial statements of Mediture LLC and Affiliate as of December 31, 2017 and for the year ended December 31, 2017.

99.4	Unaudited pro forma condensed consolidated statements of operations of Tabula Rasa HealthCare, Inc. for the nine months ended September 30, 2018 and for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: November 16, 2018